Exhibit 99.1

SB Financial Group, Inc. Announces Second-Quarter and Six-Month 2019 Earnings

DEFIANCE, Ohio, July 23, 2019 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking and wealth management, today reported earnings for the second-quarter and six months ended June 30, 2019.

Second-quarter 2019 highlights over prior-year second quarter include:

●	Total assets increased to $1.03 billion, up $84.3 million, or 8.9 percent

●	Net income of $2.6 million; adjusted net income due to servicing rights impairment of $3.2 million

●	Diluted earnings per share (EPS) of $0.33; adjusted EPS of $0.40

●	Tangible book value (TBV) per share increased 8.6 percent to $15.83 per share

Six months ended June 30, 2019, highlights over prior-year six months include:

●	Net income of $4.9 million; adjusted net income of $6.0 million, which is up $0.5 million or 8.0 percent

●	Diluted EPS of $0.61; adjusted EPS of $0.75

●	Return on Average Assets (ROA) of 0.96 percent; adjusted 1.07 percent

●	Net interest margin (NIM) of 3.84 percent down 5 basis points

Second-quarter 2019, trailing twelve-month highlights include:

●	Loan growth of $61.2 million, or 8.1 percent

●	Deposit growth of $86.5 million, or 11.5 percent

●	Mortgage origination volume of $324.0 million; servicing portfolio of $1.11 billion

Highlights	Three Months Ended			Six Months Ended
($ in thousands, except per share & ratios)	Jun. 2019	Jun. 2018	% Change	Jun. 2019	Jun. 2018	% Change
Operating revenue	$12,523	$12,673	-1.2%	$23,863	$24,616	-3.1%
Interest income	11,151	9,732	14.6%	21,649	18,583	16.5%
Interest expense	2,319	1,308	77.3%	4,477	2,459	82.1%
Net interest income	8,832	8,424	4.8%	17,172	16,124	6.5%
Provision for loan losses	200	300	-33.3%	200	600	-66.7%
Noninterest income	3,691	4,249	-13.1%	6,691	8,492	-21.2%
Noninterest expense	9,108	8,579	6.2%	17,734	17,206	3.1%
Net income	2,627	3,107	-15.4%	4,853	5,560	-12.7%
Earnings per diluted share	0.33	0.40	-17.5%	0.61	0.75	-18.7%
Return on average assets	1.03%	1.35%	-23.7%	0.96%	1.21%	-20.7%
Return on average equity	7.92%	10.02%	-21.0%	7.36%	9.64%	-23.7%

Non-GAAP Measures
Adjusted net income	$3,172	$3,122	1.6%	$5,957	$5,514	8.0%
Adjusted diluted EPS	0.40	0.40	0.0%	0.75	0.74	1.4%
Adjusted return on average assets	1.09%	1.35%	-19.3%	1.07%	1.20%	-10.8%
Net interest margin (FTE)	3.88%	4.14%	-6.3%	3.84%	3.89%	-1.3%

“We delivered increased second-quarter net income compared to the prior-year quarter, when we adjust for the impairment to our mortgage servicing rights,” said Mark A. Klein, Chairman, President and CEO of SB Financial. Our operating results included a very strong loan growth quarter, as we added over $32 million, and over the last 12 months, $61 million. Also, this quarter had a strong rebound in our mortgage origination volume of $98 million, increasing originations over the last 12 months to $324 million.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total operating revenue, consisting of net interest income and noninterest income, was down 1.2 percent from the second quarter of 2018, but up 10.4 percent from the linked quarter.

●	Net interest income was up 4.8 percent from the year-ago quarter, and up 5.9 percent from the linked quarter.

●	Net interest margin (FTE) was down 26 basis points from the year-ago quarter, but up 7 basis points from the linked quarter.

●	Noninterest income was down 13.1 percent from the year-ago quarter, but up 23.0 percent from the linked quarter.

Funding costs, primarily from retail deposits have increased from the prior year and from the linked quarter. Deposit cost of funds for the most recent quarter of 1.01 percent are up from the prior year quarter of 0.59 percent. From the linked quarter, deposit cost of funds are up only six basis points from 0.95 percent.

Mortgage Loan Business

Mortgage loan originations for the second quarter of 2019 were $98.4 million, down $11.0 million, or 10.1 percent, from the year-ago quarter. Total sales of originated loans were $71.0 million, down $8.2 million, or 10.3 percent from the year-ago quarter.

Net mortgage banking income, consisting of gains on the sale of mortgage loans and net loan servicing fees, was $1.2 million for the second quarter of 2019, compared to $2.3 million for the year-ago quarter. The mortgage servicing valuation adjustment for the second quarter of 2019 was a negative $0.7 million, compared to a negative adjustment of $0.02 million for the second quarter of 2018. The aggregate servicing valuation impairment ended the quarter at $1.6 million. The mortgage-servicing portfolio at June 30, 2019, was $1.11 billion, up $0.08 billion, or 8.0 percent, from $1.03 billion at June 30, 2018.

Mr. Klein noted, “Although our earnings were impacted by the $0.7 million impairment in the quarter and $1.4 million for all of 2019, we are encouraged by the strong mortgage quarter that included purchase volume of $91 million or 93 percent and refinance volume of $7 million or 7 percent. Our current pipeline exceeds $50 million and we continue to attract targeted clients.”

Mortgage Banking
($ in thousands)	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018
Mortgage originations	$98,447	$51,417	$78,829	$95,289	$109,466
Mortgage sales	70,993	43,472	60,345	80,555	79,162
Mortgage servicing portfolio	1,112,857	1,094,060	1,084,678	1,066,402	1,030,780
Mortgage servicing rights	10,264	10,838	11,347	11,129	10,634

Mortgage servicing revenue:
Loan servicing fees	691	682	673	653	636
OMSR amortization	(460)	(254)	(300)	(318)	(367)
Net administrative fees	231	428	373	335	269
OMSR valuation adjustment	(690)	(708)	(68)	(62)	(22)
Net loan servicing fees	(459)	(280)	305	273	247
Gain on sale of mortgages	1,678	1,192	1,646	2,066	2,058
Mortgage banking revenue, net	$1,219	$912	$1,951	$2,339	$2,305

Noninterest Income and Noninterest Expense

SB Financial’s noninterest income includes revenue from a diverse group of services, such as wealth management, deposit fees, residential loan sales, title agency revenue and the sale of Small Business Administration (SBA) loans. SBA activity for the quarter consisted of total loan volume of $4.1 million and gains of $0.1 million. Wealth management assets under the Company’s care stood at $479.4 million as of June 30, 2019. In the first full quarter of operation, the title agency business delivered revenue of $0.3 million. For the second quarter of 2019, noninterest income as a percentage of total revenue was 29.5 percent, with the YTD percentage at 33.9 percent when adjusted for the impairment.

For the second quarter of 2019, noninterest expense (NIE) of $9.1 million was up $0.5 million, or 6.2 percent, compared to the same quarter last year. Compared to the linked quarter, NIE was also up $0.5 million. Expense growth was the result of higher mortgage commissions, merit increases and the addition of a title agency. We continue to add resources of both technology and personnel in order to meet the expanded needs of our operations, information technology and risk management functions.

Noninterest Income / Noninterest Expense
($ in thousands, except ratios)	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018
Noninterest Income (NII)	$3,691	$3,000	$3,930	$4,202	$4,249
NII / Total Revenue	29.5%	26.5%	31.3%	33.0%	33.5%
NII / Average Assets	1.5%	1.2%	1.6%	1.8%	1.8%

Noninterest Expense (NIE)	$9,108	$8,626	$8,852	$8,789	$8,579
Efficiency Ratio	72.7%	76.1%	70.6%	69.0%	67.7%
NIE / Average Assets	3.6%	3.5%	3.6%	3.7%	3.7%
Net Noninterest Expense/Avg. Assets	-2.1%	-2.3%	-2.0%	-1.9%	-1.9%

Balance Sheet

Total assets as of June 30, 2019, were $1.03 billion, up $84.3 million, or 8.9 percent, from a year ago. Total equity as of June 30, 2019, was $133.9 million, up 7.1 percent from a year ago, and comprised 13.0 percent of total assets.

Total loans held for investment were $814.5 million at June 30, 2019, up $61.2 million, or 8.1 percent, from June 30, 2018 and up $32.0 million or 16.4 percent annualized for the quarter. From the prior year, commercial loans were up $28.7 million, or 24.9 percent, with residential real estate rising $18.9 million, or 10.9 percent.

The investment portfolio of $89.9 million, including Federal Reserve Bank and Federal Home Loan Bank stock, represented 8.7 percent of assets at June 30, 2019. Deposit balances of $839.4 million at June 30, 2019, increased by $86.5 million, or 11.5 percent, since June 30, 2018. Growth from the prior year included $10.3 million in checking and $76.2 million in savings, money market and time deposit balances.

Mr. Klein stated, “Our balance sheet metrics improved this quarter with 16.4 percent annualized loan growth and $12 million in deposit growth. Compared to the prior year, deposit growth of 11.5 percent fully funded our 8.1 percent loan growth. Our asset quality metrics and coverage ratio remain in the top quartile of our peer group.”

Loan Balance
($ in thousands, except ratios)	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Annual Growth
Commercial	$143,798	$136,201	$127,640	$119,810	$115,140	$28,658
% of Total	17.7%	17.4%	16.5%	15.5%	15.3%	24.9%
Commercial RE	360,491	343,900	340,791	356,563	350,266	10,225
% of Total	44.2%	43.9%	44.2%	46.2%	46.5%	2.9%
Agriculture	54,317	50,620	52,012	52,814	52,466	1,851
% of Total	6.7%	6.5%	6.7%	6.8%	7.0%	3.5%
Residential RE	191,642	187,548	187,104	178,033	172,773	18,869
% of Total	23.5%	24.0%	24.2%	23.1%	22.9%	10.9%
Consumer & Other	64,261	64,254	64,336	64,478	62,640	1,621
% of Total	7.9%	8.2%	8.3%	8.4%	8.3%	2.6%
Total Loans	$814,509	$782,523	$771,883	$771,698	$753,285	$61,224
Total Growth Percentage						8.1%

Deposit Balance
($ in thousands, except ratios)	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Annual Growth
Non-Int DDA	$141,216	$146,327	$144,592	$134,747	$131,125	$10,091
% of Total	16.8%	17.7%	18.0%	17.1%	17.4%	7.7%
Interest DDA	129,710	132,101	130,628	130,897	129,486	224
% of Total	15.5%	16.0%	16.3%	16.6%	17.2%	0.2%
Savings	118,931	115,272	104,444	114,213	118,108	823
% of Total	14.1%	13.8%	12.9%	14.4%	15.7%	0.7%
Money Market	175,455	175,334	181,426	170,190	151,228	24,227
% of Total	20.9%	21.2%	22.6%	21.6%	20.1%	16.0%
Certificates	274,062	258,624	241,462	239,379	222,932	51,130
% of Total	32.7%	31.2%	30.1%	30.3%	29.6%	22.9%
Total Deposits	$839,374	$827,658	$802,552	$789,426	$752,879	$86,495
Total Growth Percentage						11.5%

Asset Quality

SB Financial’s nonperforming assets to total assets ratio of 0.43 percent continues to be in the top quartile of its 65-bank peer group. The coverage of problem loans by the loan loss allowance was at 212 percent at June 30, 2019, down from 264 percent at June 30, 2018.

Summary of Nonperforming Assets						Annual
($ in thousands, except ratios)	Jun. 2019	Mar. 2019	Dec. 2018	Sep. 2018	Jun. 2018	Growth
Commercial & Agriculture	$674	$998	$731	$360	$33	$641
% of Total Com./Ag. loans	0.34%	0.53%	0.41%	0.21%	0.02%	1942.4%
Commercial RE	208	212	218	228	234	(26)
% of Total CRE loans	0.06%	0.06%	0.06%	0.06%	0.07%	-11.1%
Residential RE	1,768	1,612	1,738	1,541	1,634	134
% of Total Res. RE loans	0.92%	0.86%	0.93%	0.87%	0.95%	8.2%
Consumer & Other	456	325	219	252	221	235
% of Total Con./Oth. loans	0.71%	0.51%	0.34%	0.39%	0.35%	106.3%
Total Nonaccruing Loans	3,106	3,147	2,906	2,381	2,122	984
% of Total loans	0.38%	0.40%	0.38%	0.31%	0.28%	46.4%
Accruing Restructured Loans	814	827	928	940	1,101	(287)
Total Growth (%)						-26.1%
Total Nonaccruing & Restructured Loans	3,920	3,974	3,834	3,321	3,223	697
% of Total loans	0.48%	0.51%	0.50%	0.43%	0.43%	21.6%
Foreclosed Assets	530	313	131	105	16	514
Total Growth (%)						3212.5%
Total Nonperforming Assets	$4,450	$4,287	$3,965	$3,426	$3,239	$1,211
% of Total assets	0.43%	0.42%	0.40%	0.35%	0.34%	37.4%

Webcast and Conference Call

The Company will hold a related conference call and webcast on July 24, 2019, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at http://www.yoursbfinancial.com/investorrelations.html. An audio replay of the call will be available on the SB Financial website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 20 offices; 19 in nine Ohio counties and one in Fort Wayne, Indiana, and 25 full-service ATMs. State Bank has seven loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market under the symbol “SBFG”.  SB Financial’s preferred stock is listed on the NASDAQ Capital Market under the symbol “SBFGP”.

In May 2019, SB Financial was ranked #94 on the American Banker Magazine’s list of Top 200 Publicly Traded Community Banks and Thrifts based on three-year average return on equity (“ROE”).

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

In addition to results presented in accordance with GAAP, this release contains certain non-GAAP financial measures. Management believes that including certain non-GAAP financial measures will provide investors with information useful in understanding the Company’s financial performance, its performance trends and financial position. These non-GAAP measures should not be considered a substitute for GAAP basis measures and results.

Investor Contact Information:

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

###

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	June	March	December	September	June
($ in thousands)	2019	2019	2018	2018	2018

ASSETS
Cash and due from banks	$42,786	$62,962	$48,363	$45,515	$24,413
Available-for-sale securities	85,261	95,802	90,969	84,114	89,911
Loans held for sale	9,579	4,346	4,445	6,888	7,551
Loans, net of unearned income	814,509	782,523	771,883	771,698	753,285
Allowance for loan losses	(8,306)	(8,121)	(8,167)	(8,489)	(8,494)
Premises and equipment, net	23,150	23,270	22,084	21,900	21,683
Federal Reserve and FHLB Stock, at cost	4,648	4,123	4,123	4,123	3,748
Foreclosed assets held for sale, net	530	313	131	105	16
Interest receivable	3,209	3,123	2,822	2,433	2,000
Goodwill and other intangibles	17,836	17,838	16,401	16,404	16,406
Cash value of life insurance	17,051	16,966	16,834	16,745	16,656
Mortgage servicing rights	10,264	10,838	11,365	11,129	10,633
Other assets	8,606	7,288	5,575	6,615	6,977
Total assets	$1,029,123	$1,021,271	$986,828	$979,180	$944,785

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$141,216	$146,327	$144,592	$134,747	$131,125
Interest bearing demand	129,710	132,101	130,628	130,897	129,486
Savings	118,931	115,272	104,444	114,213	118,108
Money market	175,455	175,334	181,426	170,190	151,228
Time deposits	274,062	258,624	241,462	239,379	222,932
Total deposits	839,374	827,658	802,552	789,426	752,879

Repurchase agreements	13,968	12,255	15,184	15,539	18,191
Federal Home Loan Bank advances	16,000	24,000	16,000	24,500	26,500
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Interest payable	1,188	1,123	909	891	685
Other liabilities	14,346	14,419	11,438	11,405	11,116
Total liabilities	895,186	889,765	856,393	852,071	819,681

Shareholders’ Equity
Preferred stock	13,978	13,978	13,979	13,979	13,983
Common stock	40,486	40,486	40,485	40,485	40,481
Additional paid-in capital	15,259	15,143	15,226	15,160	15,098
Retained earnings	67,236	65,438	64,012	61,854	59,503
Accumulated other comprehensive income/(loss)	801	124	(552)	(1,654)	(1,240)
Treasury stock	(3,823)	(3,663)	(2,715)	(2,715)	(2,721)
Total equity	133,937	131,506	130,435	127,109	125,104
Total liabilities and shareholders’ equity	$1,029,123	$1,021,271	$986,828	$979,180	$944,785

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
	2019	2019	2018	2018	2018	2019	2018
Interest income
Loans
Taxable	$10,182	$9,427	$9,661	$9,499	$8,968	$19,609	$17,108
Tax exempt	73	62	55	42	36	135	57
Securities
Taxable	802	911	822	610	613	1,713	1,186
Tax exempt	94	98	100	107	115	192	232
Total interest income	11,151	10,498	10,638	10,258	9,732	21,649	18,583

Interest expense
Deposits	2,092	1,918	1,776	1,472	1,091	4,010	2,066
Repurchase agreements & other	17	26	10	11	6	43	16
Federal Home Loan Bank advances	100	100	131	140	110	200	189
Trust preferred securities	110	114	107	106	101	224	188
Total interest expense	2,319	2,158	2,024	1,729	1,308	4,477	2,459

Net interest income	8,832	8,340	8,614	8,529	8,424	17,172	16,124

Provision for loan losses	200	-	-	-	300	200	600

Net interest income after provision for loan losses	8,632	8,340	8,614	8,529	8,124	16,972	15,524

Noninterest income
Wealth Management Fees	783	734	717	705	710	1,517	1,449
Customer service fees	689	631	679	672	675	1,320	1,319
Gain on sale of mtg. loans & OMSR	1,678	1,192	1,646	2,066	2,058	2,870	3,158
Mortgage loan servicing fees, net	(459)	(280)	305	273	247	(739)	718
Gain on sale of non-mortgage loans	216	327	295	125	150	543	810
Title insurance income	308	19	-	-	-	327	-
Net gain on sales of securities	206	-	-	70	-	206	-
Gain/(loss) on sale of assets	(5)	(2)	14	-	60	(7)	21
Other	275	379	274	291	349	654	1,017
Total noninterest income	3,691	3,000	3,930	4,202	4,249	6,691	8,492

Noninterest expense
Salaries and employee benefits	5,305	4,902	5,108	5,372	5,201	10,207	10,140
Net occupancy expense	627	645	600	588	560	1,272	1,209
Equipment expense	665	711	756	667	637	1,376	1,466
Data processing fees	488	443	466	489	418	931	856
Professional fees	649	617	532	393	504	1,266	923
Marketing expense	246	239	262	197	204	485	425
Telephone and communication	112	115	121	124	128	227	250
Postage and delivery expense	81	84	66	83	63	165	137
State, local and other taxes	247	255	180	177	176	502	362
Employee expense	236	153	283	243	220	389	386
Other expenses	452	462	478	456	468	914	1,052
Total noninterest expense	9,108	8,626	8,852	8,789	8,579	17,734	17,206

Income before income tax expense	3,215	2,714	3,692	3,942	3,794	5,929	6,810
Income tax expense	588	488	732	824	687	1,076	1,250

Net income	$2,627	$2,226	$2,960	$3,118	$3,107	$4,853	$5,560

Preferred Share Dividends	243	244	243	244	244	487	488

Net income available to common shareholders	2,384	1,982	2,717	2,874	2,863	4,366	5,072

Common share data:
Basic earnings per common share	$0.37	$0.31	$0.42	$0.45	$0.45	$0.68	$0.85
Diluted earnings per common share	$0.33	$0.28	$0.37	$0.39	$0.40	$0.61	$0.75

Average shares outstanding (in thousands):
Basic:	6,454	6,482	6,503	6,503	6,489	6,469	5,935
Diluted:	7,967	7,994	8,030	8,022	8,003	7,982	7,454

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Six Months Ended
	June	March	December	September	June	June	June
SUMMARY OF OPERATIONS	2019	2019	2018	2018	2018	2019	2018
Net interest income	$8,832	$8,340	$8,614	$8,529	$8,424	$17,172	$16,124
Tax-equivalent adjustment	44	43	41	40	40	87	77
Tax-equivalent net interest income	8,876	8,383	8,655	8,569	8,464	17,259	16,201
Provision for loan loss	200	-	-	-	300	200	600
Noninterest income	3,691	3,000	3,930	4,202	4,249	6,691	8,492
Total operating revenue	12,523	11,340	12,544	12,731	12,673	23,863	24,616
Noninterest expense	9,108	8,626	8,852	8,789	8,579	17,734	17,206
Pre-tax pre-provision income	3,415	2,714	3,692	3,942	4,094	6,129	7,410
Pretax income	3,215	2,714	3,692	3,942	3,794	5,929	6,810
Net income	2,627	2,226	2,960	3,118	3,107	4,853	5,560
Income available to common shareholders	2,384	1,982	2,717	2,874	2,863	4,366	5,072

PER SHARE INFORMATION:
Basic earnings per share (EPS)	$0.37	$0.31	$0.42	$0.45	$0.45	$0.68	$0.85
Diluted earnings per share	0.33	0.28	0.37	0.39	0.40	0.61	0.75
Common dividends	0.090	0.085	0.085	0.080	0.080	0.175	0.155
Book value per common share	16.89	16.57	16.36	15.94	15.73	16.89	15.73
Tangible book value per common share (TBV)	15.83	15.43	15.39	14.87	14.57	15.83	14.57
Fully converted TBV per common share	14.64	14.32	14.30	13.88	13.66	14.64	13.66
Market price per common share	16.46	18.02	16.45	20.35	20.32	16.46	20.32
Market price per preferred share	16.10	19.00	17.90	20.25	19.82	16.10	19.82
Market price to TBV	104.0%	116.8%	106.9%	136.8%	139.5%	104.0%	139.5%
Market price to fully converted TBV	112.4%	125.8%	115.0%	146.6%	148.7%	112.4%	148.7%
Market price to trailing 12 month EPS	12.1	12.6	11.0	11.5	11.2	12.1	11.2

PERFORMANCE RATIOS:
Return on average assets (ROAA)	1.03%	0.89%	1.19%	1.30%	1.35%	0.96%	1.21%
Pre-tax pre-provision ROAA	1.34%	1.08%	1.48%	1.64%	1.78%	1.22%	1.61%
Return on average equity	7.92%	6.76%	9.21%	9.89%	10.02%	7.36%	9.64%
Return on average tangible equity	10.41%	8.83%	12.06%	13.02%	13.28%	9.65%	13.08%
Efficiency ratio	72.71%	76.05%	70.55%	69.01%	67.67%	74.30%	69.88%
Earning asset yield	4.88%	4.78%	4.86%	4.75%	4.76%	4.82%	4.46%
Cost of interest bearing liabilities	1.28%	1.20%	1.15%	1.00%	0.80%	1.24%	0.75%
Net interest margin	3.86%	3.79%	3.93%	3.95%	4.12%	3.83%	3.87%
Tax equivalent effect	0.02%	0.02%	0.02%	0.01%	0.02%	0.01%	0.02%
Net interest margin, tax equivalent	3.88%	3.81%	3.95%	3.96%	4.14%	3.84%	3.89%
Non interest income/Average assets	1.45%	1.20%	1.58%	1.75%	1.84%	1.33%	1.85%
Non interest expense/Average assets	3.58%	3.45%	3.56%	3.65%	3.72%	3.52%	3.74%
Net noninterest/Average assets	2.13%	2.25%	1.98%	1.91%	1.88%	2.19%	1.89%

ASSET QUALITY RATIOS:
Gross charge-offs	$20	$60	$322	$12	$54	$80	$73
Recoveries	5	13	1	6	29	18	38
Net charge-offs	15	47	321	6	25	62	35
Nonaccruing loans/ Total loans	0.38%	0.40%	0.38%	0.31%	0.28%	0.38%	0.28%
Nonperforming loans/ Total loans	0.48%	0.51%	0.50%	0.43%	0.43%	0.48%	0.43%
Nonperforming assets/ Loans & OREO	0.55%	0.55%	0.51%	0.44%	0.43%	0.55%	0.43%
Nonperforming assets/ Total assets	0.43%	0.42%	0.40%	0.35%	0.34%	0.43%	0.34%
Allowance for loan loss/ Nonperforming loans	211.89%	204.35%	213.02%	255.62%	263.54%	211.89%	263.54%
Allowance for loan loss/ Total loans	1.02%	1.04%	1.06%	1.10%	1.13%	1.02%	1.13%
Net loan charge-offs/ Average loans (ann.)	0.01%	0.02%	0.17%	0.00%	0.01%	0.02%	0.01%
Loan loss provision/ Net charge-offs	1333.33%	0.00%	0.00%	0.00%	1200.00%	322.58%	1714.29%

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	97.04%	94.55%	96.18%	97.75%	100.05%	97.04%	100.05%
Equity/ Assets	13.01%	12.88%	13.22%	12.98%	13.24%	13.01%	13.24%
Tangible equity/ Tangible assets	10.10%	9.93%	10.31%	10.05%	10.20%	10.10%	10.20%
Tangible equity adjusted for conversion	11.48%	11.33%	11.75%	11.50%	11.71%	11.48%	11.71%
Common equity tier 1 ratio (Bank) - 6/19 est.	13.03%	12.71%	12.57%	12.16%	11.91%	13.03%	11.91%

END OF PERIOD BALANCES
Total assets	$1,029,123	$1,021,271	$986,828	$979,180	$944,785	$1,029,123	$944,785
Total loans	814,509	782,523	771,883	771,698	753,285	814,509	753,285
Deposits	839,374	827,658	802,552	789,426	752,879	839,374	752,879
Stockholders equity	133,937	131,506	130,435	127,109	125,104	133,937	125,104
Goodwill & intangibles	17,836	17,838	16,401	16,404	16,406	17,836	16,406
Preferred equity	13,978	13,978	13,979	13,979	13,983	13,978	13,983
Tangible equity	102,123	99,690	100,055	96,726	94,715	102,123	94,715
Mortgage servicing portfolio	1,112,857	1,094,060	1,084,678	1,066,402	1,030,780	1,112,857	1,030,780
Wealth/Brokerage assets under care	479,442	462,580	423,289	412,218	407,592	479,442	407,592
Total assets under care	2,621,422	2,577,911	2,494,795	2,457,800	2,383,157	2,621,422	2,383,157
Full-time equivalent employees (actual)	250	256	250	250	241	250	241
Period end basic shares outstanding	6,451	6,460	6,503	6,503	6,502	6,451	6,502
Period end outstanding (Series A Converted)	1,478	1,475	1,472	1,470	1,453	1,478	1,453
Market capitalization (all)	130,324	144,898	133,824	162,711	161,851	130,324	161,851

AVERAGE BALANCES
Total assets	$1,016,493	$1,001,282	$994,977	$962,369	$922,355	$1,008,559	$920,024
Total earning assets	914,652	879,394	875,747	864,490	817,270	897,611	832,849
Total loans	804,716	775,280	775,060	770,948	724,710	790,080	737,544
Deposits	827,615	812,190	803,928	769,266	739,877	819,252	745,231
Stockholders equity	132,734	131,691	128,539	126,144	123,990	131,861	115,387
Intangibles	17,837	16,880	16,403	16,405	16,407	17,359	16,409
Preferred equity	13,978	13,979	13,979	13,983	13,983	13,978	13,983
Tangible equity	100,919	100,832	98,157	95,756	93,600	100,524	84,995
Average basic shares outstanding	6,454	6,482	6,503	6,503	6,489	6,469	5,935
Average diluted shares outstanding	7,967	7,994	8,030	8,022	8,003	7,982	7,454

SB FINANCIAL GROUP, INC.
Rate Volume Analysis - (Unaudited)
At and for the Three Months Ended June 30, 2019 and 2018

($ in thousands)	Three Months Ended Jun. 30, 2019			Three Months Ended Jun. 30, 2018
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$100,768	$802	3.18%	$80,610	$612	3.04%
Nontaxable securities	9,168	94	4.10%	11,950	115	3.85%
Loans, net	804,716	10,255	5.10%	724,710	9,004	4.97%
Total earning assets	914,652	11,151	4.88%	817,270	9,731	4.76%
Cash and due from banks	36,908			32,930
Allowance for loan losses	(8,232)			(8,178)
Premises and equipment	23,555			21,476
Other assets	49,610			58,857
Total assets	$1,016,493			$922,355

Liabilities
Savings, MMDA and interest bearing demand	$422,327	$740	0.70%	$393,507	$303	0.31%
Time deposits	261,746	1,352	2.07%	214,928	788	1.47%
Repurchase agreements & other	13,645	17	0.50%	15,646	6	0.15%
Advances from Federal Home Loan Bank	16,000	100	2.50%	20,655	110	2.13%
Trust preferred securities	10,310	110	4.27%	10,310	100	3.88%
Total interest bearing liabilities	724,028	2,319	1.28%	655,046	1,307	0.80%
Non interest bearing demand	143,542	-		131,442	-
Total funding	867,570		1.07%	786,488		0.66%
Other liabilities	16,189			11,877
Total liabilities	883,759			798,365
Equity	132,734			123,990
Total liabilities and equity	$1,016,493			$922,355
Net interest income		$8,832			$8,424

Net interest income as a percent of average interest-earning assets - GAAP measure			3.86%			4.12%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.88%			4.14%

SB FINANCIAL GROUP, INC.
Rate Volume Analysis - (Unaudited)
At and for the Three Months Ended June 30, 2019 and 2018

($ in thousands)	Six Months Ended Jun. 30, 2019			Six Months Ended Jun. 30, 2018
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities	$98,203	1,713	3.49%	$83,225	1,186	2.85%
Nontaxable securities	9,328	192	4.12%	12,080	232	3.84%
Loans, net	790,080	19,744	5.00%	737,544	17,165	4.65%
Total earning assets	897,611	21,649	4.82%	832,849	18,583	4.46%
Cash and due from banks	41,724			27,773
Allowance for loan losses	(8,258)			(8,311)
Premises and equipment	23,536			21,855
Other assets	53,946			45,858
Total assets	$1,008,559			$920,024

Liabilities
Savings, MMDA and interest bearing demand	$422,494	$1,462	0.69%	$393,384	559	0.28%
Time deposits	255,734	2,548	1.99%	215,208	1,507	1.40%
Repurchase agreements & other	15,663	43	0.55%	13,196	16	0.24%
Advances from Federal Home Loan Bank	16,133	200	2.48%	22,786	189	1.66%
Trust preferred securities	10,310	224	4.35%	10,310	188	3.65%
Total interest bearing liabilities	720,334	4,477	1.24%	654,884	2,459	0.75%
Non interest bearing demand	141,024		1.04%	136,639		0.62%
Total funding	861,358			791,523
Other liabilities	15,340			13,114
Total liabilities	876,698			804,637
Equity	131,861			115,387
Total liabilities and equity	$1,008,559			$920,024
Net interest income		$17,172			$16,124

Net interest income as a percent of average interest-earning assets - GAAP measure			3.83%			3.87%

Net interest income as a percent of average interest-earning assets - non GAAP - Computed on a fully tax equivalent (FTE) basis			3.84%			3.89%

Non-GAAP reconciliation	2nd Quarter		Year to Date

	3 Months ended	3 Months ended	6 Months ended	6 Months ended
($ in thousands, except per share & ratios)	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018

Total Revenues	$12,523	$12,673	$23,863	$24,616
Adjustment to remove temporary impairment*	690	22	1,398	(70)
Adjusted Total Revenues	$13,213	$12,695	$25,261	$24,546

Income before Income Taxes	$3,215	$3,794	$5,929	$6,810
Adjustment to remove temporary impairment	690	22	1,398	(70)
Adjusted Income before Income Taxes	$3,905	$3,816	$7,327	$6,740

Provision for Income Taxes	$588	$687	$1,076	$1,250
Adjustment to remove temporary impairment	145	7	294	(24)
Adjusted Provision for Income Taxes	$733	$694	$1,370	$1,226

Net Income	$2,627	$3,107	$4,853	$5,560
Adjustment to remove temporary impairment	545	15	1,104	(46)
Adjusted Net Income	$3,172	$3,122	$5,957	$5,514

Diluted Earnings per Share	$0.33	$0.40	$0.61	$0.75
Adjustment to remove temporary impairment	0.07	0.00	0.14	(0.01)
Adjusted Diluted Earnings per Share	$0.40	$0.40	$0.75	$0.74

Return on Average Assets	1.03%	1.35%	0.96%	1.21%
Adjustment to remove temporary impairment	0.05%	0.00%	0.11%	-0.01%
Adjusted Return on Average Assets	1.09%	1.35%	1.07%	1.20%

*	temporary valuation adjustment to the Company’s mortgage servicing rights